Exhibit 10.50

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECOND AMENDMENT TO LICENSE AGREEMENT

(BROAD REFERENCE NO. OLC2015079)

This Second Amendment to License Agreement (this “Amendment”), effective as of November 14, 2018 (the “Amendment Effective Date”), is made by and between The Broad Institute, Inc., a non-profit Massachusetts corporation, with a principal office at 415 Main Street, Cambridge, MA 02142 (“Broad”), and Neon Therapeutics, Inc., a Delaware corporation with a principal office at 40 Erie Street, Suite 110, Cambridge, MA 02139 (“Company”). Company and Broad are each referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, Broad and Company have entered into that certain License Agreement as of November 13, 2015 (the “License Agreement”);

WHEREAS, Broad and Company wish to amend the License Agreement to provide for the non-exclusive license to Company of the Class 1 Epitope Data (as defined below) as Licensed Know-How (as defined in the License Agreement) in accordance with the terms of the License Agreement;

WHEREAS, in addition to Broad, Dana Farber Cancer Institute, a not-for-profit Massachusetts corporation with a principal office at 44 Binney Street, Boston, MA 02115 (“DFCI”), and The General Hospital Corporation d/b/a Massachusetts General Hospital, a not-for-profit Massachusetts corporation with a principal office at 55 Fruit Street, Boston, MA 02114 (“MGH”) are also co-owners of the Class 1 Epitope Data;

NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Broad and Company hereby agree as follows:

1.	Amendment to Section 1.73. Effective as of the Amendment Effective Date, the License Agreement is hereby amended by deleting Section 1.73 in its entirety and replacing it with the following:

“1.73 “Licensed Know-How” means all Know-How Controlled by Broad (a) regarding the research and development of Neoantigen Vaccine Products which has been disclosed by [***] pursuant to confidential communications prior to the Effective Date under the NDA, or (b) specifically described in Exhibit E to this Agreement (the “Class 1 Epitope Data”). Notwithstanding the foregoing, Licensed Know-How described in clause (a) of the immediately preceding sentence excludes [***].”

2.

Amendment Adding Exhibit E to the License Agreement. Effective as of the Amendment Effective Date, the License Agreement is hereby amended by adding a new Exhibit E to the License Agreement in the form attached to this Amendment as Exhibit E.

3.

Transfer of Class 1 Epitope Data. Within [***] days after the Amendment Effective Date, Broad shall transfer, or have transferred, to Company the Class 1 Epitope Data. Such transfer shall be accomplished by file data transfer or such other means as reasonably agreed by the Parties.

4.	Payment. Company shall pay Broad a non-refundable license fee of [***], due and payable within [***] days after the successful transfer of Class I Epitope Data.

5.

Publication. Company acknowledges and agrees that the Class I Epitope Data may be published or presented, or otherwise disclosed, in whole or in party, publically or case-by-case, by faculty, employees and staff of Broad, DFCI and MGH at any time and from time to time without prior notice to or right of review by Company.

6.	Defined Terms. Any capitalized terms used but not defined in this Amendment shall have the meaning set forth in the License Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.	Agreement Ratification. Except as specifically amended hereby, all provisions of the License Agreement shall remain in full force and effect.

[Signatures Follow]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its authorized representative in its name and on its behalf.

THE BROAD INSTITUTE		NEON THERAPEUTICS, INC.

By:	/s/ Issi Rozen	By:	/s/ Hugh O’Dowd
Name:	Issi Rozen	Name:	Hugh O’Dowd
Title:	Chief Business Officer	Title:	CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Exhibit E

Description of Certain Licensed Know-How

[***]